UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 5/29/2015

Item 1.	Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS May 29, 2015* Unaudited

	Shares	Value
Common Stocks—29.7%
Consumer Discretionary—3.2%
Hotels, Restaurants & Leisure—0.6%
Brinker International, Inc.	264,084	$14,572,155

Media—1.4%
Cinemark Holdings, Inc.	591,430	23,970,658
DISH Network Corp., Cl. A1	205,755	14,565,397
		38,536,055

Multiline Retail—1.2%
Macy’s, Inc.	308,237	20,636,467
Target Corp.	163,109	12,937,806
		33,574,273

Consumer Staples—1.8%
Beverages—0.4%
Coca-Cola Co. (The)	277,110	11,350,426

Tobacco—1.4%
Altria Group, Inc.	469,255	24,025,856
Philip Morris International, Inc.	159,000	13,208,130
		37,233,986

Energy—1.9%
Energy Equipment & Services—0.3%
Schlumberger Ltd.	77,600	7,043,752

Oil, Gas & Consumable Fuels—1.6%
Canadian Natural Resources Ltd.	121,200	3,740,476
Chevron Corp.	66,830	6,883,490
ConocoPhillips	132,160	8,415,949
EOG Resources, Inc.	123,000	10,908,870
Exxon Mobil Corp.	38,420	3,273,384
Noble Energy, Inc.	107,280	4,696,718
Valero Energy Corp.	98,150	5,814,406
		43,733,293

Financials—5.1%
Capital Markets—0.3%
Goldman Sachs Group, Inc. (The)	37,810	7,796,044

Commercial Banks—1.2%
Citigroup, Inc.	126,500	6,841,120
JPMorgan Chase & Co.	91,000	5,985,980
M&T Bank Corp.	66,000	7,978,080
Wells Fargo & Co.	201,340	11,266,987
		32,072,167

Insurance—1.6%
ACE Ltd.	202,470	21,559,005
Allstate Corp. (The)	209,140	14,079,305

1 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Insurance (Continued)
Unum Group	247,380	$8,648,405
		44,286,715

Real Estate Investment Trusts (REITs)—2.0%
American Assets Trust, Inc.	205,000	8,066,750
Blackstone Mortgage Trust, Inc., Cl. A	434,530	13,131,496
Macerich Co. (The)	48,190	3,956,881
Outfront Media, Inc.	5,769	159,859
Starwood Property Trust, Inc.	1,263,430	30,183,343
		55,498,329

Health Care—4.1%
Health Care Equipment & Supplies—0.6%
Baxter International, Inc.	182,000	12,123,020
Medtronic plc	43,020	3,283,287
		15,406,307

Health Care Providers & Services—0.8%
Express Scripts Holding Co.[1]	49,890	4,347,414
HCA Holdings, Inc.[1]	37,829	3,095,547
UnitedHealth Group, Inc.	102,500	12,321,525
Universal Health Services, Inc., Cl. B	19,570	2,535,881
		22,300,367

Pharmaceuticals—2.7%
Actavis plc[1]	35,880	11,008,343
Merck & Co., Inc.	293,570	17,875,477
Novartis AG, ADR	235,090	24,150,796
Roche Holding AG	67,738	19,944,023
		72,978,639

Industrials—3.8%
Aerospace & Defense—2.0%
Honeywell International, Inc.	259,700	27,060,740
Lockheed Martin Corp.	38,500	7,245,700
Northrop Grumman Corp.	127,300	20,263,614
		54,570,054

Airlines—0.0%
United Continental Holdings, Inc.[1]	21,526	1,175,104

Commercial Services & Supplies—1.1%
Republic Services, Inc., Cl. A	405,350	16,331,552
Tyco International plc	339,470	13,701,009
		30,032,561

Construction & Engineering—0.1%
Quanta Services, Inc.[1]	64,070	1,878,532

Machinery—0.3%
Flowserve Corp.	173,840	9,561,200

2 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Trading Companies & Distributors—0.3%
AerCap Holdings NV1	143,116	$6,903,916

Information Technology—4.3%
Communications Equipment—1.7%
Cisco Systems, Inc.	40,222	1,178,907
Juniper Networks, Inc.	508,561	14,137,996
QUALCOMM, Inc.	237,780	16,568,510
Telefonaktiebolaget LM Ericsson, ADR	431,311	4,856,562
Telefonaktiebolaget LM Ericsson, Cl. B	943,146	10,593,768
		47,335,743

Internet Software & Services—0.5%
Google, Inc., Cl. A1	23,550	12,842,286

IT Services—0.3%
Capital Gemini SA	109,490	9,552,354

Semiconductors & Semiconductor Equipment—1.1%
Altera Corp.	111,860	5,464,361
Xilinx, Inc.	504,024	23,900,818
		29,365,179

Technology Hardware, Storage & Peripherals—0.7%
Apple, Inc.	137,655	17,933,693

Materials—1.4%
Chemicals—1.1%
Celanese Corp., Series A	36,250	2,495,812
LyondellBasell Industries NV, Cl. A	167,286	16,912,615
Methanex Corp.	168,000	9,322,320
		28,730,747

Containers & Packaging—0.3%
Sonoco Products Co.	195,510	8,801,860

Telecommunication Services—2.4%
Diversified Telecommunication Services—2.4%
AT&T, Inc.	167,750	5,794,085
BCE, Inc.	503,650	22,054,834
Deutsche Telekom AG	552,441	9,493,252
Telefonica SA	320,517	4,535,685
TeliaSonera AB	1,556,053	9,175,253
Verizon Communications, Inc.	291,450	14,409,288
		65,462,397

Utilities—1.7%
Electric Utilities—1.2%
Edison International	183,720	11,172,013
NextEra Energy, Inc.	96,395	9,865,064
PPL Corp.	354,791	12,314,796
		33,351,873

3 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Multi-Utilities—0.5%
CMS Energy Corp.	343,350	$11,721,969
Total Common Stocks (Cost $729,975,613)		805,601,976

Preferred Stocks—0.2%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	1,833	1,878,825
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	4,500	4,577,040
Total Preferred Stocks (Cost $6,345,341)		6,455,865

Principal Amount
Asset-Backed Securities—11.2%
Auto Loan—5.1%
American Credit Acceptance Receivables Trust:
Series 2013-2,Cl. B, 2.84%, 5/15/19[2]	$1,663,000	1,672,072
Series 2014-1,Cl. B, 2.39%, 11/12/19[2]	2,585,000	2,595,270
Series 2014-2,Cl. B, 2.26%, 3/10/20[2]	725,000	726,628
Series 2014-3,Cl. B, 2.43%, 6/10/20[2]	3,110,000	3,118,327
Series 2014-4,Cl. B, 2.60%, 10/12/20[2]	875,000	876,398
Series 2015-1,Cl. B, 2.85%, 2/12/21[2]	2,395,000	2,404,615
AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. E, 4.85%, 8/8/19[2]	1,885,000	1,950,133
Series 2012-4,Cl. D, 2.68%, 10/9/18	2,570,000	2,620,403
Series 2012-5,Cl. D, 2.35%, 12/10/18	1,565,000	1,588,756
Series 2013-2,Cl. E, 3.41%, 10/8/20[2]	1,735,000	1,762,626
Series 2013-3,Cl. E, 3.74%, 12/8/20[2]	930,000	951,986
Series 2013-4,Cl. D, 3.31%, 10/8/19	415,000	426,754
Series 2013-5,Cl. D, 2.86%, 12/9/19	3,125,000	3,173,842
Series 2014-1,Cl. E, 3.58%, 8/9/21	600,000	604,384
Series 2014-2,Cl. D, 2.57%, 7/8/20	1,210,000	1,214,260
Series 2014-2,Cl. E, 3.37%, 11/8/21	1,735,000	1,732,683
Series 2014-4,Cl. D, 3.07%, 11/9/20	1,860,000	1,878,680
Series 2015-2,Cl. D, 3.00%, 6/8/21	425,000	424,616
California Republic Auto Receivables Trust:
Series 2013-2,Cl. C, 3.32%, 8/17/20	1,105,000	1,114,145
Series 2014-2,Cl. C, 3.29%, 3/15/21	415,000	415,219
Series 2014-4,Cl. C, 3.56%, 9/15/21	625,000	627,509
Capital Auto Receivables Asset Trust:
Series 2013-1,Cl. D, 2.19%, 9/20/21	725,000	730,495
Series 2013-4,Cl. D, 3.22%, 5/20/19	505,000	515,546
Series 2014-1,Cl. D, 3.39%, 7/22/19	580,000	594,112
Series 2014-3,Cl. D, 3.14%, 2/20/20	900,000	910,680
Series 2015-1,Cl. D, 3.16%, 8/20/20	1,020,000	1,027,409
Series 2015-2,Cl. C, 2.67%, 8/20/20	1,010,000	1,013,620
CarFinance Capital Auto Trust:
Series 2013-1A,Cl. A, 1.65%, 7/17/17[2]	26,395	26,405
Series 2013-2A,Cl. B, 3.15%, 8/15/19[2]	2,460,000	2,496,217
Series 2014-1A,Cl. A, 1.46%, 12/17/18[2]	386,774	386,315
Series 2015-1A,Cl. A, 1.75%, 6/15/21[2]	1,351,289	1,353,340
CarMax Auto Owner Trust, Series 2015-2, Cl. D, 3.04%, 11/15/21	655,000	657,975
Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[2]	81,025	81,141
CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[2]	522,385	525,424
Series 2014-A,Cl. A, 1.21%, 8/15/18[2]	1,431,958	1,427,966
Series 2014-B,Cl. A, 1.11%, 11/15/18[2]	1,109,509	1,103,967

4 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Loan (Continued)
CPS Auto Receivables Trust: (Continued)
Series 2014-C,Cl. A, 1.31%, 2/15/19[2]	$1,328,162	$1,324,070
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[2]	193,415	194,039
Credit Acceptance Auto Loan Trust:
Series 2013-1A,Cl. B, 1.83%, 4/15/21[2]	980,000	979,770
Series 2013-2A,Cl. B, 2.26%, 10/15/21[2]	2,360,000	2,378,125
Series 2014-1A,Cl. B, 2.29%, 4/15/22[2]	1,290,000	1,297,446
Series 2014-2A,Cl. B, 2.67%, 9/15/22[2]	910,000	914,296
Series 2015-1A,Cl. C, 3.30%, 7/17/23[2]	1,405,000	1,415,158
Drive Auto Receivables Trust:
Series 2015-AA,Cl. C, 3.06%, 5/17/21[3]	1,550,000	1,570,179
Series 2015-BA,Cl. C, 2.76%, 7/15/21[2]	1,950,000	1,948,392
DT Auto Owner Trust:
Series 2012-1A,Cl. D, 4.94%, 7/16/18[2]	1,260,390	1,268,495
Series 2013-1A,Cl. D, 3.74%, 5/15/20[2]	750,000	756,305
Series 2013-2A,Cl. D, 4.18%, 6/15/20[2]	2,390,000	2,423,908
Series 2014-1A,Cl. D, 3.98%, 1/15/21[2]	1,785,000	1,807,082
Series 2014-2A,Cl. D, 3.68%, 4/15/21[2]	2,745,000	2,762,307
Series 2014-3A,Cl. D, 4.47%, 11/15/21[2]	1,240,000	1,258,526
Series 2015-1A,Cl. C, 2.87%, 11/16/20[2]	1,100,000	1,105,840
Exeter Automobile Receivables Trust:
Series 2012-2A,Cl. C, 3.06%, 7/16/18[2]	185,000	185,671
Series 2013-2A,Cl. C, 4.35%, 1/15/19[2]	1,450,000	1,480,196
Series 2014-1A,Cl. B, 2.42%, 1/15/19[2]	1,160,000	1,167,309
Series 2014-1A,Cl. C, 3.57%, 7/15/19[2]	1,160,000	1,173,432
Series 2014-2A,Cl. A, 1.06%, 8/15/18[2]	271,499	271,077
Series 2014-2A,Cl. B, 2.17%, 5/15/19[2]	2,000,000	2,008,767
Series 2014-2A,Cl. C, 3.26%, 12/16/19[2]	565,000	562,968
First Investors Auto Owner Trust:
Series 2012-1A,Cl. C, 3.54%, 11/15/17[2]	414,174	417,600
Series 2012-1A,Cl. D, 5.65%, 4/15/18[2]	770,000	786,835
Series 2013-3A,Cl. B, 2.32%, 10/15/19[2]	1,840,000	1,858,066
Series 2013-3A,Cl. C, 2.91%, 1/15/20[2]	785,000	795,074
Series 2013-3A,Cl. D, 3.67%, 5/15/20[2]	580,000	586,603
Series 2014-1A,Cl. D, 3.28%, 4/15/21[2]	1,705,000	1,701,021
Series 2014-3A,Cl. D, 3.85%, 2/15/22[2]	860,000	868,422
Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[2]	679,198	678,352
Series 2014-2,Cl. A, 1.43%, 12/16/19[2]	1,400,562	1,399,748
GM Financial Automobile Leasing Trust:
Series 2014-1A,Cl. D, 2.51%, 3/20/19[2]	3,835,000	3,851,560
Series 2015-1,Cl. D, 3.01%, 3/20/20	1,505,000	1,512,557
GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[2]	1,270,000	1,269,237
Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1, Cl. D, 2.485%, 10/25/19[2,4]	705,000	705,292
Navistar Financial Dealer Note Master Trust, Series 2013-2, Cl. D, 2.435%, 9/25/18[2,4]	1,790,000	1,790,984
Santander Drive Auto Receivables Trust:
Series 2012-4,Cl. D, 3.50%, 6/15/18	2,785,000	2,864,881
Series 2012-6,Cl. D, 2.52%, 9/17/18	3,340,000	3,365,658
Series 2012-AA,Cl. D, 2.46%, 12/17/18[2]	3,565,000	3,583,002
Series 2013-1,Cl. C, 1.76%, 1/15/19	2,455,000	2,463,169

5 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Loan (Continued)
Santander Drive Auto Receivables Trust: (Continued)
Series 2013-1,Cl. D, 2.27%, 1/15/19	$895,000	$895,299
Series 2013-2,Cl. C, 1.95%, 3/15/19	2,310,000	2,322,837
Series 2013-2,Cl. D, 2.57%, 3/15/19	1,260,000	1,279,829
Series 2013-3,Cl. C, 1.81%, 4/15/19	3,650,000	3,669,507
Series 2013-3,Cl. D, 2.42%, 4/15/19	535,000	541,755
Series 2013-4,Cl. D, 3.92%, 1/15/20	1,750,000	1,815,111
Series 2013-4,Cl. E, 4.67%, 1/15/20[2]	2,055,000	2,144,404
Series 2013-5,Cl. D, 2.73%, 10/15/19	1,560,000	1,580,457
Series 2013-A,Cl. E, 4.71%, 1/15/21[2]	1,530,000	1,599,048
Series 2014-1,Cl. C, 2.36%, 4/15/20	3,985,000	4,014,613
Series 2014-1,Cl. D, 2.91%, 4/15/20	1,025,000	1,037,018
Series 2014-4,Cl. D, 3.10%, 11/16/20	1,055,000	1,073,515
Series 2015-1,Cl. D, 3.24%, 4/15/21	1,600,000	1,619,187
Series 2015-2,Cl. D, 3.02%, 4/15/21	1,750,000	1,751,679
SNAAC Auto Receivables Trust:
Series 2012-1A,Cl. C, 4.38%, 6/15/17[2]	365,947	366,521
Series 2013-1A,Cl. C, 3.07%, 8/15/18[2]	600,000	607,586
Series 2014-1A,Cl. A, 1.03%, 9/17/18[2]	390,507	390,660
Series 2014-1A,Cl. D, 2.88%, 1/15/20[2]	730,000	734,088
TCF Auto Receivables Owner Trust, Series 2014-1A, Cl. C, 3.12%, 4/15/21[2]	525,000	525,841
United Auto Credit Securitization Trust:
Series 2013-1,Cl. C, 2.22%, 12/15/17[2]	162,770	162,921
Series 2014-1,Cl. D, 2.38%, 10/15/18[2]	870,000	863,867
Series 2015-1,Cl. D, 2.92%, 6/17/19[2]	1,410,000	1,414,548
Westlake Automobile Receivables Trust:
Series 2014-1A,Cl. D, 2.20%, 2/15/21[2]	775,000	773,647
Series 2014-2A,Cl. D, 2.86%, 7/15/21[2]	940,000	945,320
		137,610,595

Credit Card—0.1%
Citibank Credit Card Issuance Trust, Series 2013-A6, Cl. A6, 1.32%, 9/7/18	2,300,000	2,316,857

Equipment—0.4%
CLI Funding V LLC:
Series 2014-1A,Cl. A, 3.29%, 6/18/29[2]	3,538,096	3,568,175
Series 2014-2A,Cl. A, 3.38%, 10/18/29[2]	2,613,125	2,642,550
Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[2]	2,502,778	2,526,213
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[2]	310,250	307,664
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[2]	860,794	863,289
		9,907,891

Home Equity Loan—2.7%
Bear Stearns Structured Products Trust:
Series 2007-EMX1,Cl. A2, 1.485%, 3/25/37[2,4]	5,900,000	5,448,632
Series 2007-EMX1,Cl. M1, 2.185%, 3/25/37[2,4]	8,000,000	7,292,680
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[2]	1,990,269	1,983,387
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 0.635%, 12/25/35[4]	5,480,000	4,671,240

6 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Home Equity Loan (Continued)
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 0.565%, 12/25/35[4]	$12,287,000	$10,473,709
New Century Home Equity Loan Trust:
Series 2005-1,Cl. M2, 0.905%, 3/25/35[4]	15,396,541	13,459,240
Series 2005-2,Cl. M3, 0.675%, 6/25/35[4]	5,500,000	4,515,698
RAMP Trust, Series 2006-EFC1, Cl. M2, 0.585%, 2/25/36[4]	5,490,000	4,522,382
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 0.505%, 5/25/37[2,4]	20,993,685	19,167,991
TAL Advantage V LLC:
Series 2014-1A,Cl. A, 3.51%, 2/22/39[2]	1,688,750	1,705,988
Series 2014-2A,Cl. A1, 1.70%, 5/20/39[2]	491,540	488,585
		73,729,532

Loans: Other—2.9%
Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.438%, 5/10/32[3,4]	15,122,042	15,028,285
Airspeed Ltd.:
Series 2007-1A,Cl. G1, 0.456%, 6/15/32[3,4]	36,322,925	30,329,643
Series 2007-1A,Cl. G2, 0.466%, 6/15/32[3,4]	9,125,446	7,825,070
Blade Engine Securitization Ltd.:
Series 2006-1A,Cl. A1, 1.186%, 9/15/41[4]	1,553,931	1,134,370
Series 2006-1A,Cl. B, 3.186%, 9/15/41[3,4]	6,866,065	2,797,921
Series 2006-1AW,Cl. A1, 0.486%, 9/15/41[3,4]	21,856,017	16,173,452
Raspro Trust, Series 2005-1A, Cl. G, 0.67%, 3/23/24[3,4]	6,670,153	6,495,395
		79,784,136
Total Asset-Backed Securities (Cost $302,975,003)		303,349,011

Mortgage-Backed Obligations—16.9%
Government Agency—11.7%
FHLMC/FNMA/FHLB/Sponsored—11.6%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	657,602	688,023
5.00%, 12/1/34	71,852	80,811
6.00%, 5/1/18	148,919	154,151
6.50%, 7/1/28-4/1/34	185,216	215,481
7.00%, 10/1/31	238,908	277,531
8.00%, 4/1/16	3,127	3,157
9.00%, 8/1/22-5/1/25	14,093	15,591
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 10.698%, 4/1/27[5]	141,337	26,652
Series 192,Cl. IO, 4.443%, 2/1/28[5]	44,784	7,748
Series 243,Cl. 6, 0.00%, 12/15/32[5,6]	151,753	28,351
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	4,344,521	4,433,060
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.172%, 6/1/26[7]	47,695	46,467
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2034,Cl. Z, 6.50%, 2/15/28	104,058	119,748
Series 2043,Cl. ZP, 6.50%, 4/15/28	475,142	532,005
Series 2053,Cl. Z, 6.50%, 4/15/28	93,672	107,756

7 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2279,Cl. PK, 6.50%, 1/15/31	$197,096	$229,823
Series 2326,Cl. ZP, 6.50%, 6/15/31	83,849	94,060
Series 2426,Cl. BG, 6.00%, 3/15/17	207,588	214,999
Series 2427,Cl. ZM, 6.50%, 3/15/32	340,115	397,608
Series 2461,Cl. PZ, 6.50%, 6/15/32	449,795	522,897
Series 2564,Cl. MP, 5.00%, 2/15/18	1,240,698	1,295,995
Series 2585,Cl. HJ, 4.50%, 3/15/18	699,397	730,601
Series 2626,Cl. TB, 5.00%, 6/15/33	527,512	571,355
Series 2635,Cl. AG, 3.50%, 5/15/32	113,658	119,203
Series 2707,Cl. QE, 4.50%, 11/15/18	631,129	661,246
Series 2770,Cl. TW, 4.50%, 3/15/19	83,171	87,123
Series 3010,Cl. WB, 4.50%, 7/15/20	385,209	406,443
Series 3025,Cl. SJ, 24.069%, 8/15/35[4]	57,810	89,448
Series 3030,Cl. FL, 0.586%, 9/15/35[4]	753,145	758,833
Series 3645,Cl. EH, 3.00%, 12/15/20	42,681	43,959
Series 3741,Cl. PA, 2.15%, 2/15/35	2,512,261	2,555,905
Series 3815,Cl. BD, 3.00%, 10/15/20	74,886	76,790
Series 3822,Cl. JA, 5.00%, 6/15/40	328,342	351,841
Series 3840,Cl. CA, 2.00%, 9/15/18	57,302	58,091
Series 3848,Cl. WL, 4.00%, 4/15/40	1,022,712	1,054,357
Series 3857,Cl. GL, 3.00%, 5/15/40	81,030	83,180
Series 4221,Cl. HJ, 1.50%, 7/15/23	1,636,824	1,648,925
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 48.885%, 3/15/29[5]	137,121	31,055
Series 2796,Cl. SD, 48.383%, 7/15/26[5]	182,125	39,604
Series 2815,Cl. PT, 0.00%, 11/15/32[5,6]	1,924,352	129,071
Series 2920,Cl. S, 46.852%, 1/15/35[5]	1,046,468	207,198
Series 2922,Cl. SE, 4.57%, 2/15/35[5]	256,224	49,804
Series 2937,Cl. SY, 13.923%, 2/15/35[5]	3,269,865	645,367
Series 2981,Cl. AS, 0.00%, 5/15/35[5,6]	2,250,029	454,813
Series 3201,Cl. SG, 2.007%, 8/15/36[5]	919,950	173,426
Series 3397,Cl. GS, 12.963%, 12/15/37[5]	563,411	118,956
Series 3424,Cl. EI, 4.496%, 4/15/38[5]	232,792	33,237
Series 3450,Cl. BI, 6.274%, 5/15/38[5]	1,291,044	219,578
Series 3606,Cl. SN, 0.00%, 12/15/39[5,6]	555,791	103,501
Federal National Mortgage Assn.:
3.00%, 6/15/30[8]	11,415,000	11,920,650
3.50%, 6/1/45[8]	104,980,000	109,630,291
4.00%, 6/1/45[8]	95,380,000	101,840,491
4.50%, 6/1/30[8]	1,390,000	1,451,051
5.00%, 6/25/45[8]	21,195,000	23,575,530
6.00%, 6/1/45[8]	6,075,000	6,941,637
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	2,359,174	2,503,935
5.00%, 3/1/21	147,831	155,186
5.50%, 2/1/35-4/1/39	2,249,948	2,548,687
6.50%, 5/1/17-11/1/31	826,752	921,419
7.00%, 11/1/17-7/1/35	66,296	75,339
7.50%, 1/1/33-3/1/33	2,422,515	2,965,865

8 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn. Pool: (Continued)
8.50%, 7/1/32	$9,546	$11,037
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 19.05%, 6/25/23[5]	311,041	55,946
Series 252,Cl. 2, 38.299%, 11/25/23[5]	291,795	45,140
Series 303,Cl. IO, 32.765%, 11/25/29[5]	121,076	30,677
Series 308,Cl. 2, 26.425%, 9/25/30[5]	288,463	54,327
Series 320,Cl. 2, 7.051%, 4/25/32[5]	1,046,471	207,259
Series 321,Cl. 2, 0.00%, 4/25/32[5,6]	790,510	188,088
Series 331,Cl. 9, 15.848%, 2/25/33[5]	293,909	63,526
Series 334,Cl. 17, 17.08%, 2/25/33[5]	166,708	36,912
Series 339,Cl. 12, 0.00%, 6/25/33[5,6]	577,136	147,667
Series 339,Cl. 7, 0.00%, 11/25/33[5,6]	696,648	135,670
Series 343,Cl. 13, 0.00%, 9/25/33[5,6]	559,449	113,284
Series 343,Cl. 18, 0.00%, 5/25/34[5,6]	164,185	31,916
Series 345,Cl. 9, 0.00%, 1/25/34[5,6]	263,828	51,214
Series 351,Cl. 10, 0.00%, 4/25/34[5,6]	188,892	38,258
Series 351,Cl. 8, 0.00%, 4/25/34[5,6]	317,418	63,343
Series 356,Cl. 10, 0.00%, 6/25/35[5,6]	236,042	49,237
Series 356,Cl. 12, 0.00%, 2/25/35[5,6]	114,589	24,545
Series 362,Cl. 13, 0.00%, 8/25/35[5,6]	403,381	83,196
Series 364,Cl. 16, 0.00%, 9/25/35[5,6]	475,792	102,641
Series 365,Cl. 16, 0.00%, 3/25/36[5,6]	1,189,073	229,676
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	269,810	300,445
Series 1998-61,Cl. PL, 6.00%, 11/25/28	135,885	155,745
Series 1999-54,Cl. LH, 6.50%, 11/25/29	214,287	245,204
Series 2001-51,Cl. OD, 6.50%, 10/25/31	367,435	422,967
Series 2003-100,Cl. PA, 5.00%, 10/25/18	1,929,430	2,027,398
Series 2003-130,Cl. CS, 13.731%, 12/25/33[4]	228,369	273,250
Series 2003-28,Cl. KG, 5.50%, 4/25/23	667,555	735,925
Series 2003-84,Cl. GE, 4.50%, 9/25/18	123,924	129,415
Series 2004-101,Cl. BG, 5.00%, 1/25/20	357,120	366,684
Series 2004-25,Cl. PC, 5.50%, 1/25/34	332,821	351,430
Series 2005-104,Cl. MC, 5.50%, 12/25/25	3,367,704	3,724,105
Series 2005-31,Cl. PB, 5.50%, 4/25/35	1,430,000	1,699,012
Series 2005-73,Cl. DF, 0.435%, 8/25/35[4]	1,763,719	1,771,607
Series 2006-11,Cl. PS, 23.889%, 3/25/36[4]	181,384	276,853
Series 2006-46,Cl. SW, 23.522%, 6/25/36[4]	138,976	189,698
Series 2006-50,Cl. KS, 23.523%, 6/25/36[4]	283,817	426,940
Series 2006-50,Cl. SK, 23.523%, 6/25/36[4]	45,928	68,558
Series 2008-75,Cl. DB, 4.50%, 9/25/23	515,874	537,487
Series 2009-113,Cl. DB, 3.00%, 12/25/20	1,417,692	1,454,852
Series 2009-36,Cl. FA, 1.125%, 6/25/37[4]	436,815	448,507
Series 2009-37,Cl. HA, 4.00%, 4/25/19	642,146	663,954
Series 2009-70,Cl. TL, 4.00%, 8/25/19	2,124,281	2,192,103
Series 2010-43,Cl. KG, 3.00%, 1/25/21	588,242	605,859
Series 2011-15,Cl. DA, 4.00%, 3/25/41	262,999	276,807
Series 2011-3,Cl. EL, 3.00%, 5/25/20	2,357,008	2,418,911
Series 2011-3,Cl. KA, 5.00%, 4/25/40	1,096,235	1,204,692
Series 2011-38,Cl. AH, 2.75%, 5/25/20	61,797	63,213

9 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2011-82,Cl. AD, 4.00%, 8/25/26	$1,223,185	$1,270,334
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15,Cl. SA, 31.869%, 3/17/31[5]	107,837	14,653
Series 2001-65,Cl. S, 21.701%, 11/25/31[5]	272,910	66,087
Series 2001-81,Cl. S, 19.065%, 1/25/32[5]	71,613	16,572
Series 2002-47,Cl. NS, 26.531%, 4/25/32[5]	171,942	42,763
Series 2002-51,Cl. S, 26.715%, 8/25/32[5]	157,866	39,279
Series 2002-52,Cl. SD, 32.808%, 9/25/32[5]	221,311	54,395
Series 2002-60,Cl. SM, 23.994%, 8/25/32[5]	233,508	49,575
Series 2002-7,Cl. SK, 20.722%, 1/25/32[5]	70,974	14,910
Series 2002-75,Cl. SA, 26.062%, 11/25/32[5]	332,375	80,325
Series 2002-77,Cl. BS, 20.936%, 12/18/32[5]	143,935	36,400
Series 2002-77,Cl. SH, 30.342%, 12/18/32[5]	109,320	26,279
Series 2002-89,Cl. S, 45.286%, 1/25/33[5]	539,647	145,205
Series 2002-9,Cl. MS, 21.407%, 3/25/32[5]	94,120	21,395
Series 2002-90,Cl. SN, 24.898%, 8/25/32[5]	120,242	25,528
Series 2002-90,Cl. SY, 31.022%, 9/25/32[5]	57,603	12,036
Series 2003-33,Cl. SP, 23.27%, 5/25/33[5]	308,700	69,212
Series 2003-46,Cl. IH, 0.00%, 6/25/23[5,6]	593,677	77,865
Series 2004-54,Cl. DS, 36.861%, 11/25/30[5]	214,261	42,861
Series 2004-56,Cl. SE, 9.352%, 10/25/33[5]	427,598	85,948
Series 2005-12,Cl. SC, 8.029%, 3/25/35[5]	122,671	27,275
Series 2005-19,Cl. SA, 45.144%, 3/25/35[5]	2,485,338	559,113
Series 2005-40,Cl. SA, 46.379%, 5/25/35[5]	550,063	105,761
Series 2005-52,Cl. JH, 3.128%, 5/25/35[5]	1,317,117	252,465
Series 2005-6,Cl. SE, 54.934%, 2/25/35[5]	958,086	175,026
Series 2005-93,Cl. SI, 16.631%, 10/25/35[5]	673,612	120,345
Series 2008-55,Cl. SA, 0.00%, 7/25/38[5,6]	360,218	45,560
Series 2009-8,Cl. BS, 0.00%, 2/25/24[5,6]	423,295	24,563
Series 2012-134,Cl. SA, 12.039%, 12/25/42[5]	3,694,295	951,617
Series 2012-40,Cl. PI, 0.089%, 4/25/41[5]	4,226,502	815,864
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.849%, 9/25/23[7]	121,527	120,495
		315,709,791

GNMA/Guaranteed—0.1%
Government National Mortgage Assn. I Pool:
8.50%, 8/15/17-12/15/17	13,615	14,248
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 58.274%, 2/16/32[5]	290,622	57,529
Series 2002-41,Cl. GS, 14.132%, 6/16/32[5]	118,602	18,206
Series 2002-76,Cl. SY, 52.322%, 12/16/26[5]	708,129	146,156
Series 2007-17,Cl. AI, 18.471%, 4/16/37[5]	2,162,900	427,184
Series 2011-52,Cl. HS, 9.479%, 4/16/41[5]	2,526,067	501,770
		1,165,093

10 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Non-Agency—5.2%
Commercial—4.0%
Banc of America Commercial Mortgage Trust, Series 2006-5, Cl. AM, 5.448%, 9/10/47	$2,205,000	$2,305,471
Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.474%, 7/20/36[4]	4,157,796	3,896,004
Series 2014-R7,Cl. 3A1, 2.617%, 3/26/36[3,4]	3,923,737	4,007,313
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.23%, 9/26/35[2,4]	1,296,349	1,318,316
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.68%, 3/25/35[4]	2,428,822	2,455,801
Series 2005-9,Cl. A1, 2.41%, 10/25/35[4]	1,714,885	1,692,458
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE6, Cl. M2, 1.19%, 6/25/35[4]	4,855,689	4,490,638
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.441%, 1/25/36[4]	1,451,789	1,371,292
Citigroup Commercial Mortgage Trust:
Series 2008-C7,Cl. AM, 6.144%, 12/10/49[4]	1,860,000	2,026,600
Series 2013-GC11,Cl. D, 4.457%, 4/10/46[2,4]	800,000	781,897
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.57%, 10/25/35[4]	4,410,809	4,362,475
COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.575%, 10/15/45[2,4]	180,000	182,489
Series 2012-CR5,Cl. E, 4.336%, 12/10/45[2,4]	1,650,000	1,620,336
Series 2013-CR7,Cl. D, 4.353%, 3/10/46[2,4]	2,075,000	1,985,875
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	4,370,000	4,647,106
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0%, 12/10/45[5,6]	5,921,892	527,022
Commercial Mortgage Trust:
Series 2007-GG11,Cl. AM, 5.867%, 12/10/49[4]	3,335,000	3,597,331
Series 2007-GG9,Cl. AM, 5.475%, 3/10/39	2,330,000	2,455,616
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[4]	1,600,000	1,622,241
CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	1,741,208	1,435,852
Series 2009-13R,Cl. 4A1, 2.624%, 9/26/36[2,4]	439,680	442,802
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.557%, 11/10/46[2,4]	260,000	283,781
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 0.835%, 11/25/35[4]	852,851	646,589
FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.428%, 11/25/46[2,4]	175,000	178,741
Series 2013-K25,Cl. C, 3.618%, 11/25/45[2,4]	350,000	347,196
Series 2013-K26,Cl. C, 3.60%, 12/25/45[2,4]	460,000	459,127
Series 2013-K27,Cl. C, 3.497%, 1/25/46[2,4]	400,000	393,805
Series 2013-K28,Cl. C, 3.494%, 6/25/46[2,4]	2,460,000	2,418,785
Series 2013-K502,Cl. C, 3.189%, 3/25/45[2,4]	720,000	733,546
Series 2013-K712,Cl. C, 3.368%, 5/25/45[2,4]	730,000	735,461
Series 2013-K713,Cl. C, 3.165%, 4/25/46[2,4]	480,000	476,524
Series 2014-K715,Cl. C, 4.124%, 2/25/46[2,4]	155,000	160,329
Series 2015-K44,Cl. B, 3.685%, 1/25/48[2,4]	2,005,000	1,999,476
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[2,4]	1,846,800	1,713,784
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.147%, 7/25/35[4]	504,642	499,237
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.421%, 12/15/47[2,4]	2,500,000	2,506,978

11 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[4]	$3,920,000	$4,082,931
Series 2012-C6,Cl. E, 5.207%, 5/15/45[2,4]	2,035,000	2,111,403
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.556%, 7/25/35[4]	1,452,057	1,456,483
JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.624%, 9/26/36[2,4]	1,680,566	1,683,969
Series 2009-5,Cl. 1A2, 2.677%, 7/26/36[2,4]	1,393,032	1,216,008
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	1,825,000	1,960,159
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,180,000	1,238,965
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.661%, 11/15/45[2,4]	2,095,000	2,127,341
Series 2013-C7,Cl. D, 4.298%, 2/15/46[2,4]	1,245,000	1,227,305
Series 2013-C8,Cl. D, 4.17%, 12/15/48[2,4]	485,000	472,771
Series 2014-C14,Cl. B, 4.643%, 2/15/47[4]	80,000	88,418
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	3,650,000	3,815,732
Morgan Stanley Capital I Trust:
Series 2007-IQ13,Cl. AM, 5.406%, 3/15/44	4,240,000	4,496,724
Series 2007-IQ15,Cl. AM, 5.907%, 6/11/49[4]	1,700,000	1,817,696
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 1.962%, 11/26/36[2,4]	1,906,856	1,452,100
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.378%, 6/26/46[2,4]	2,463,939	2,485,749
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.264%, 7/26/45[2,4]	414,128	413,393
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.357%, 8/25/34[4]	903,000	897,594
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.889%, 5/10/63[2,4]	240,000	246,150
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C22,Cl. AM, 5.317%, 12/15/44[4]	665,000	674,051
Series 2007-C30,Cl. AM, 5.383%, 12/15/43	350,000	370,256
WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14,Cl. 1A4, 2.344%, 12/25/35[4]	956,677	927,308
Series 2005-AR16,Cl. 1A1, 2.338%, 12/25/35[4]	1,052,803	1,004,040
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 2.646%, 6/25/35[4]	3,008,234	3,082,083
Series 2005-AR15,Cl. 1A6, 2.613%, 9/25/35[4]	1,067,417	1,018,202
Series 2006-AR7,Cl. 2A4, 2.732%, 5/25/36[4]	224,510	214,772
Series 2006-AR8,Cl. 2A4, 2.623%, 4/25/36[4]	617,899	604,296
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	618,220	640,379
Series 2007-AR3,Cl. A4, 5.796%, 4/25/37[4]	44,408	43,544
Series 2007-AR8,Cl. A1, 2.612%, 11/25/37[4]	929,887	821,769
WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.457%, 12/15/45[2,4]	890,000	882,494
Series 2012-C7,Cl. E, 4.844%, 6/15/45[2,4]	500,000	515,144
Series 2012-C8,Cl. E, 4.876%, 8/15/45[2,4]	2,790,000	2,893,834
Series 2013-C11,Cl. D, 4.181%, 3/15/45[2,4]	278,000	273,531
Series 2013-C15,Cl. D, 4.482%, 8/15/46[2,4]	625,000	608,435
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0%, 3/15/44[2,5,6]	18,373,136	901,542
		109,544,865

12 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Multi-Family—0.1%
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.613%, 9/25/35[4]	$2,036,563	$1,993,764
Series 2006-AR2,Cl. 2A3, 2.617%, 3/25/36[4]	476,654	471,819
		2,465,583

Residential—1.1%
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 0.965%, 6/25/35[4]	4,000,000	3,700,676
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	303,730	281,203
Series 2007-C,Cl. 1A4, 5.284%, 5/20/36[4]	295,740	278,200
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	886,403	788,355
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.36%, 2/25/36[4]	2,421,729	2,416,987
Bear Stearns Asset Backed Securities I Trust, Series 2004-HE9, Cl. M2, 1.981%, 11/25/34[4]	3,852,605	3,522,707
Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.295%, 7/25/36[4]	475,996	468,702
CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[4]	4,510,000	4,700,597
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	1,050,755	1,018,845
Series 2006-6,Cl. A3, 6.00%, 4/25/36	462,379	449,316
Countrywide Alternative Loan Trust:
Series 2005-21CB,Cl. A7, 5.50%, 6/25/35	1,201,770	1,130,356
Series 2005-J10,Cl. 1A17, 5.50%, 10/25/35	4,468,339	4,189,179
Countrywide Asset-Backed Certificates, Series 2004-6, Cl. M5, 2.09%, 8/25/34[4]	1,023,365	906,835
GMACM Home Equity Loan Trust, Series 2007-HE2, Cl. A2, 6.054%, 12/25/37[4]	16,179	15,933
Home Equity Mortgage Trust:
Series 2005-HF1,Cl. A2B, 0.885%, 2/25/36[4]	333,178	324,499
Series 2005-HF1,Cl. A3B, 0.885%, 2/25/36[4]	250,947	244,410
RAMP Trust, Series 2005-RS2, Cl. M4, 0.905%, 2/25/35[4]	4,469,000	4,024,344
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.418%, 10/25/33[4]	747,968	765,201
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.795%, 10/25/36[4]	641,363	627,304
		29,853,649
Total Mortgage-Backed Obligations (Cost $449,673,941)		458,738,981

U.S. Government Obligations—0.3%
Federal National Mortgage Assn. Nts., 1%, 9/27/17	2,429,000	2,440,846
United States Treasury Nts.:
0.75%, 2/28/18	418,000	416,596
1.50%, 5/31/19	4,530,000	4,570,344
Total U.S. Government Obligations (Cost $7,388,567)		7,427,786

Non-Convertible Corporate Bonds and Notes—20.2%
Consumer Discretionary—2.1%
Auto Components—0.1%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	688,000	673,520

13 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Components (Continued)
Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	$409,000	$408,929
		1,082,449

Automobiles—0.5%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[2]	1,775,000	1,777,403
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,218,000	1,855,068
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	4,903,000	4,922,357
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	1,821,000	2,104,555
Hyundai Capital America:
1.45% Sr. Unsec. Nts., 2/6/17[2]	1,960,000	1,958,785
4.00% Sr. Unsec. Nts., 6/8/17[2]	371,000	389,050
Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[2]	1,502,000	1,537,180
		14,544,398

Hotels, Restaurants & Leisure—0.2%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	560,000	562,065
Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	1,973,000	1,977,889
Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	336,000	345,783
Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22	1,440,000	1,446,504
Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	1,797,000	1,908,233
		6,240,474

Household Durables—0.2%
Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22	780,000	777,075
4.75% Sr. Unsec. Nts., 5/30/25	1,551,000	1,523,857
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	2,172,000	2,215,440
Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	521,000	522,008
1.65% Sr. Unsec. Nts., 11/1/17	510,000	513,173
		5,551,553

Leisure Equipment & Products—0.1%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	2,288,000	2,279,937

Media—0.5%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	786,000	946,457
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,025,000	1,461,981
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	816,000	850,242
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	355,000	347,216
Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	311,000	324,362
9.15% Debs., 2/1/23	560,000	759,122
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	1,042,000	1,083,202
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	2,236,000	2,280,720
Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[2]	433,000	445,296
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[2]	1,157,000	1,168,562
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	2,350,000	2,354,411

14 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Time Warner, Inc., 4.65% Sr. Unsec. Nts., 6/1/44	$594,000	$578,886
Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	835,000	851,605
		13,452,062

Multiline Retail—0.1%
Family Tree Escrow LLC, 5.75% Sr. Sec. Nts., 3/1/23[2]	2,295,000	2,429,831
Macy’s Retail Holdings, Inc., 4.50% Sr. Unsec. Nts., 12/15/34	544,000	549,294
		2,979,125

Specialty Retail—0.2%
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	2,142,000	2,265,165
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	711,000	771,430
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	2,085,000	2,106,394
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,073,000	1,104,709
		6,247,698

Textiles, Apparel & Luxury Goods—0.2%
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25[2]	2,370,000	2,372,962
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	2,277,000	2,322,540
		4,695,502

Consumer Staples—1.3%
Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,646,000	2,512,000
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	2,205,000	2,290,444
Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[2]	1,944,000	1,993,014
4.25% Sr. Unsec. Nts., 7/15/22[2]	1,390,000	1,489,238
		8,284,696

Food & Staples Retailing—0.2%
CVS Health Corp., 5.30% Sr. Unsec. Nts., 12/5/43	529,000	604,880
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	1,084,000	1,145,340
Kroger Co., 6.90% Sr. Unsec. Nts., 4/15/38	546,000	713,085
Kroger Co. (The), 6.40% Sr. Unsec. Nts., 8/15/17	2,083,000	2,305,062
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	1,043,000	1,078,889
		5,847,256

Food Products—0.6%
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	1,920,000	1,973,532
8.50% Sr. Unsec. Nts., 6/15/19	1,820,000	2,224,870
ConAgra Foods, Inc., 1.90% Sr. Unsec. Nts., 1/25/18	2,354,000	2,355,787
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	2,370,000	2,370,661
JM Smucker Co.:
1.75% Sr. Unsec. Nts., 3/15/18[2]	1,804,000	1,807,157
3.50% Sr. Unsec. Nts., 3/15/25[2]	1,407,000	1,407,771
Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	538,000	555,955
TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	2,256,000	2,272,920
Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	667,000	701,499

15 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food Products (Continued)
Tyson Foods, Inc.: (Continued)
6.60% Sr. Unsec. Nts., 4/1/16	$1,728,000	$1,805,739
		17,475,891

Tobacco—0.2%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	1,277,000	2,170,450
Reynolds American, Inc., 6.75% Sr. Unsec. Nts., 6/15/17	1,732,000	1,907,270
		4,077,720

Energy—2.3%
Energy Equipment & Services—0.2%
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	459,000	473,149
Halliburton Co., 4.75% Sr. Unsec. Nts., 8/1/43	543,000	571,978
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25[2]	921,000	965,973
Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	1,532,000	1,537,727
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	809,000	806,725
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[2]	2,330,000	2,337,691
Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	600,000	542,583
		7,235,826

Oil, Gas & Consumable Fuels—2.1%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	1,047,000	1,220,379
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,262,000	1,271,098
Buckeye Partners LP, 6.05% Sr. Unsec. Nts., 1/15/18	1,043,000	1,135,464
Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	888,000	882,920
5.90% Sr. Unsec. Nts., 2/1/18	999,000	1,099,837
Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	651,000	653,458
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	1,267,000	1,304,218
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	2,056,000	2,060,529
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[2]	1,265,000	1,283,680
DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[2]	1,290,000	1,301,764
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	1,012,000	1,008,363
EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	1,842,000	1,839,552
4.40% Sr. Unsec. Nts., 4/1/24	534,000	547,699
Husky Energy, Inc., 6.20% Sr. Unsec. Nts., 9/15/17	1,296,000	1,418,156
Kinder Morgan Energy Partners LP, 4.10% Sr. Unsec. Nts., 11/15/15	790,000	800,783
Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[2]	2,444,000	2,626,071
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[2]	14,000,000	14,542,864
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875% Sr. Unsec. Nts., 6/1/25	2,431,000	2,417,326
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	594,000	596,356
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	1,231,000	1,248,501
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	2,066,000	2,118,187
5.45% Sr. Unsec. Nts., 10/14/21[2]	1,851,000	2,032,322

16 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	$460,000	$452,288
Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	2,068,000	2,252,461
Plains All American Pipeline LP/PAA Finance Corp., 3.60% Sr. Unsec. Nts., 11/1/24	1,713,000	1,685,669
Southwestern Energy Co., 4.95% Sr. Unsec. Nts., 1/23/25	1,307,000	1,357,412
Spectra Energy Partners LP:
4.50% Sr. Unsec. Nts., 3/15/45	458,000	433,284
4.60% Sr. Unsec. Nts., 6/15/21	1,078,000	1,165,987
4.75% Sr. Unsec. Nts., 3/15/24	924,000	1,004,795
Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	1,466,000	1,497,406
Williams Partners LP, 4.50% Sr. Unsec. Nts., 11/15/23	1,102,000	1,149,387
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	1,753,000	1,883,916
		56,292,132

Financials—7.3%
Capital Markets—1.5%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	1,662,000	1,693,753
Blackstone Holdings Finance Co. LLC:
4.45% Sr. Unsec. Nts., 7/15/45[2]	120,000	114,357
5.00% Sr. Unsec. Nts., 6/15/44[2]	2,067,000	2,130,149
Credit Suisse, New York, 3.625% Sr. Unsec. Nts., 9/9/24	3,046,000	3,096,829
Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25	2,380,000	2,327,542
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[4,9]	5,993,000	4,644,575
Goldman Sachs Group, Inc. (The):
5.15% Sub. Nts., 5/22/45	1,704,000	1,739,798
5.70% Jr. Sub. Perpetual Bonds, Series L4,9	2,206,000	2,232,913
KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[2]	1,900,000	1,920,341
Lazard Group LLC:
3.75% Sr. Unsec. Nts., 2/13/25	562,000	547,992
4.25% Sr. Unsec. Nts., 11/14/20	1,678,000	1,783,026
Mellon Capital IV, 4% Jr. Sub. Perpetual Bonds[4,9]	6,000,000	5,054,400
Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45	1,340,000	1,295,512
5.00% Sub. Nts., 11/24/25	2,067,000	2,229,053
6.25% Sr. Unsec. Nts., 8/28/17	1,000,000	1,100,845
5.45% Jr. Sub. Perpetual Bonds, Series H4,9	2,261,000	2,269,479
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	2,337,000	2,358,620
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	1,477,000	1,678,975
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[4,9]	3,098,000	3,214,175
		41,432,334

Commercial Banks—3.0%
Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38	1,818,000	2,488,542
Barclays plc, 3.65% Sr. Unsec. Nts., 3/16/25	1,904,000	1,867,641
CIT Group, Inc., 3.875% Sr. Unsec. Nts., 2/19/19	2,333,000	2,344,665
Citigroup, Inc.:
6.675% Sub. Nts., 9/13/43	1,056,000	1,340,410

17 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
Citigroup, Inc.: (Continued)
5.95% Jr. Sub. Perpetual Bonds, Series D4,9	$2,293,000	$2,298,732
Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[2,4,9]	2,353,000	2,305,940
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[3,4,9]	1,825,000	2,162,625
FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	2,179,000	2,240,252
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[4]	4,460,000	4,521,325
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[2]	1,985,000	1,991,249
JPMorgan Chase & Co.:
7.90% Jr. Sub. Perpetual Bonds, Series 1[4,9]	4,500,000	4,810,500
6.75% Jr. Sub. Perpetual Bonds, Series S4,9	1,947,000	2,124,664
Lloyds Banking Group plc:
6.413% Jr. Sub. Perpetual Bonds[2,4,9]	125,000	142,500
6.657% Jr. Sub. Perpetual Bonds[2,4,9]	1,913,000	2,187,994
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[3,4,9]	2,765,000	2,879,747
Regions Bank, Birmingham AL, 6.45% Sub. Nts., 6/26/37	1,608,000	1,974,449
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U4,9	2,200,000	2,387,000
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[2,4,9]	1,980,000	2,071,575
SunTrust Banks, Inc.:
3.60% Sr. Unsec. Nts., 4/15/16	1,987,000	2,028,216
5.625% Jr. Sub. Perpetual Bonds[4,9]	2,249,000	2,289,763
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[4,9]	11,000,000	10,912,000
Wells Fargo & Co.:
5.875% Jr. Sub. Perpetual Bonds[4,9]	849,000	893,573
7.98% Jr. Sub. Perpetual Bonds, Series K4,9	18,000,000	19,822,500
5.90% Jr. Sub. Perpetual Bonds, Series S4,9	1,719,000	1,774,868
		79,860,730

Consumer Finance—0.4%
Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	1,783,000	2,199,776
Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25	1,920,000	1,861,812
5.55% Jr. Sub. Nts.[4,9]	2,358,000	2,366,843
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	1,945,000	1,903,968
3.95% Sr. Unsec. Nts., 11/6/24	1,635,000	1,644,011
Synchrony Financial, 2.70% Sr. Unsec. Nts., 2/3/20	1,664,000	1,667,138
		11,643,548

Diversified Financial Services—0.1%
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[2]	1,191,000	1,206,601
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[4]	2,200,000	2,293,500
		3,500,101

Insurance—1.5%
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	1,808,000	1,906,588
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	1,728,000	1,820,896
Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[2]	2,276,000	2,386,004

18 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Insurance (Continued)
Liberty Mutual Group, Inc.: (Continued)
4.85% Sr. Unsec. Nts., 8/1/44[2]	$1,313,000	$1,322,408
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[4]	3,619,000	3,329,480
MetLife, Inc.:
5.25% Jr. Sub. Perpetual Bonds[4,9]	1,672,000	1,678,270
10.75% Jr. Sub. Nts., 8/1/39	10,000,000	16,575,000
Prudential Financial, Inc.:
5.20% Jr. Sub. Nts., 3/15/44[4]	1,281,000	1,293,810
5.375% Jr. Sub. Nts., 5/15/45[4]	576,000	580,680
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[3,4,9]	3,920,000	4,057,004
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	2,173,000	2,251,382
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[4,9]	1,340,000	1,157,760
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[3,4]	2,238,000	2,386,267
		40,745,549

Real Estate Investment Trusts (REITs)—0.7%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	922,000	1,015,126
5.90% Sr. Unsec. Nts., 11/1/21	1,053,000	1,197,241
Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	2,255,000	2,260,637
First Industrial LP, 7.50% Sr. Unsec. Nts., 12/1/17	2,017,000	2,254,839
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	678,000	730,390
Health Care REIT, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	475,000	481,482
Highwoods Realty LP, 7.50% Sr. Unsec. Nts., 4/15/18	2,003,000	2,309,293
Hospitality Properties Trust, 4.65% Sr. Unsec. Nts., 3/15/24	1,093,000	1,109,392
Host Hotels & Resorts LP, 4% Sr. Unsec. Nts., 6/15/25	1,158,000	1,182,246
Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	1,312,000	1,389,590
Prologis LP, 4% Sr. Unsec. Nts., 1/15/18	1,188,000	1,250,930
Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17	258,000	280,535
Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	800,000	799,890
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[2]	1,997,000	2,005,337
		18,266,928

Real Estate Management & Development—0.1%
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	2,476,000	2,481,222

Health Care—1.2%
Biotechnology—0.1%
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	1,154,000	1,375,338

Health Care Equipment & Supplies—0.2%
Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	1,914,000	1,919,057
3.875% Sr. Unsec. Nts., 5/15/24	934,000	968,402
DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	2,135,000	2,172,817
Zimmer Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	696,000	686,697
		5,746,973

Health Care Providers & Services—0.4%
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	1,064,000	1,077,998

19 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Providers & Services (Continued)
CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21	$2,235,000	$2,324,400
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	1,706,000	1,859,540
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	3,342,000	3,287,462
LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	2,195,000	2,312,981
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	968,000	1,023,129
		11,885,510

Life Sciences Tools & Services—0.1%
Life Technologies Corp., 3.50% Sr. Unsec. Nts., 1/15/16	123,000	124,950
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	605,000	635,104
5.30% Sr. Unsec. Nts., 2/1/44	717,000	803,856
		1,563,910

Pharmaceuticals—0.4%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	1,169,000	1,178,275
4.70% Sr. Unsec. Nts., 5/14/45	468,000	475,217
Actavis Funding SCS:
1.30% Sr. Unsec. Nts., 6/15/17	1,250,000	1,244,209
1.85% Sr. Unsec. Nts., 3/1/17	1,083,000	1,089,547
3.80% Sr. Unsec. Nts., 3/15/25	2,016,000	2,029,951
4.75% Sr. Unsec. Nts., 3/15/45	973,000	962,418
Hospira, Inc.:
5.20% Sr. Unsec. Nts., 8/12/20	1,756,000	1,984,903
6.05% Sr. Unsec. Nts., 3/30/17	975,000	1,055,425
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	1,929,000	1,943,467
		11,963,412

Industrials—1.5%
Aerospace & Defense—0.2%
BAE Systems Holdings, Inc., 3.80% Sr. Unsec. Nts., 10/7/24[2]	1,667,000	1,721,569
L-3 Communications Corp., 1.50% Sr. Unsec. Nts., 5/28/17	632,000	627,129
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	530,000	554,987
Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	628,000	639,600
4.30% Sr. Unsec. Nts., 3/1/24	957,000	1,011,173
		4,554,458

Building Products—0.1%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	1,986,000	2,042,812

Commercial Services & Supplies—0.2%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	1,786,000	1,844,045
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	2,654,000	2,739,411
R.R. Donnelley & Sons Co., 7.625% Sr. Unsec. Nts., 6/15/20	2,025,000	2,338,875
		6,922,331

20 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electrical Equipment—0.0%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	$1,678,000	$1,717,852

Industrial Conglomerates—0.2%
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B4,9	4,895,000	5,474,749
Synchrony Financial, 4.25% Sr. Unsec. Nts., 8/15/24	783,000	802,756
		6,277,505

Machinery—0.2%
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	938,000	1,003,504
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	1,823,000	1,932,752
Joy Global, Inc., 6% Sr. Unsec. Nts., 11/15/16	405,000	431,239
Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	1,748,000	1,797,344
		5,164,839

Professional Services—0.1%
Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[2]	1,948,000	1,966,276

Road & Rail—0.3%
Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	1,655,000	1,658,045
ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[2]	669,000	644,165
Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	1,687,000	1,638,831
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[2]	2,331,000	2,353,863
4.25% Sr. Unsec. Nts., 1/17/23[2]	865,000	890,302
		7,185,206

Trading Companies & Distributors—0.2%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	2,233,000	2,305,572
International Lease Finance Corp., 5.875% Sr. Unsec. Nts., 8/15/22	2,093,000	2,317,998
		4,623,570

Information Technology—0.9%
Communications Equipment—0.1%
Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	1,628,000	1,582,327
QUALCOMM, Inc., 3.45% Sr. Unsec. Nts., 5/20/25	2,256,000	2,244,124
		3,826,451

Electronic Equipment, Instruments, & Components—0.2%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	2,152,000	2,358,342
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	2,620,000	2,786,813
		5,145,155

Internet Software & Services—0.1%
VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25[2]	1,670,000	1,707,575

IT Services—0.2%
Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	1,804,000	1,804,987
3.50% Sr. Unsec. Nts., 4/15/23	1,105,000	1,094,246

21 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
IT Services (Continued)
Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	$798,000	$820,454
6.75% Sr. Unsec. Nts., 2/1/17	398,000	432,988
		4,152,675

Semiconductors & Semiconductor Equipment—0.1%
Micron Technology, Inc., 5.50% Sr. Unsec. Nts., 2/1/25[2]	2,290,000	2,278,321

Software—0.1%
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	2,270,000	2,292,700
Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	1,588,000	1,627,973
		3,920,673

Technology Hardware, Storage & Peripherals—0.1%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	1,287,000	1,300,170
Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	1,789,000	1,815,638
		3,115,808

Materials—1.3%
Chemicals—0.4%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	931,000	910,577
4.125% Sr. Unsec. Nts., 3/15/35	465,000	438,573
Eastman Chemical Co.:
3.00% Sr. Unsec. Nts., 12/15/15	991,000	1,002,874
4.65% Sr. Unsec. Nts., 10/15/44	565,000	557,511
LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	653,000	695,567
Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	1,340,000	1,350,971
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	2,260,000	2,361,700
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	1,901,000	1,875,888
Valspar Corp. (The), 3.30% Sr. Unsec. Nts., 2/1/25	638,000	630,802
		9,824,463

Construction Materials—0.1%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[2]	651,000	664,101
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[2]	2,242,000	2,342,890
		3,006,991

Containers & Packaging—0.3%
Ball Corp., 4% Sr. Unsec. Nts., 11/15/23	2,340,000	2,266,875
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	525,000	524,858
4.50% Sr. Unsec. Nts., 11/1/23	1,938,000	2,047,357
Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	3,292,000	3,415,022
		8,254,112

Metals & Mining—0.2%
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	595,000	604,740
Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	762,000	716,959

22 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Metals & Mining (Continued)
Glencore Canada Corp., 6% Sr. Unsec. Unsub. Nts., 10/15/15	$1,849,000	$1,881,429
Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[2]	866,000	895,020
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	622,000	616,060
Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	1,113,000	1,099,060
		5,813,268

Paper & Forest Products—0.3%
Appvion, Inc., 9% Sec. Nts., 6/1/20[2]	11,865,000	7,771,575
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	874,000	846,881
		8,618,456

Telecommunication Services—1.1%
Diversified Telecommunication Services—1.0%
AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	3,455,000	3,105,893
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	1,413,000	2,226,090
CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	1,900,000	2,035,375
Cox Communications, Inc.:
3.85% Sr. Unsec. Nts., 2/1/25[2]	1,340,000	1,324,665
5.875% Sr. Unsec. Nts., 12/1/16[2]	2,103,000	2,243,731
Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	2,138,000	2,218,583
Frontier Communications Corp., 7.625% Sr. Unsec. Nts., 4/15/24	2,155,000	2,084,962
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	1,166,000	1,346,730
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	806,000	1,041,663
T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	2,232,000	2,370,384
Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	923,000	924,970
4.50% Sr. Unsec. Nts., 9/15/20	4,749,000	5,182,797
4.522% Sr. Unsec. Nts., 9/15/48[2]	1,308,000	1,198,395
5.012% Sr. Unsec. Nts., 8/21/54	520,000	493,802
		27,798,040

Wireless Telecommunication Services—0.1%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	970,000	942,336
Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	569,000	498,663
6.25% Sr. Unsec. Nts., 11/30/32	605,000	686,874
		2,127,873

Utilities—1.2%
Electric Utilities—0.7%
American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[2]	579,000	621,125
EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[2]	2,130,000	2,288,813
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[2]	2,101,000	2,316,271
ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	1,670,000	1,702,401

23 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electric Utilities (Continued)
ITC Holdings Corp.: (Continued)
5.30% Sr. Unsec. Nts., 7/1/43	$510,000	$565,768
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	2,351,000	2,361,547
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	368,000	406,558
PPL Capital Funding, Inc.:
3.50% Sr. Unsec. Unsub. Nts., 12/1/22	1,413,000	1,444,576
4.20% Sr. Sec. Nts., 6/15/22	678,000	723,627
PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	2,185,000	2,472,229
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	1,953,000	2,285,805
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	1,394,000	1,431,368
		18,620,088

Independent Power and Renewable Electricity Producers—0.1%
Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	1,335,000	1,348,187
NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24[2]	2,179,000	2,255,265
		3,603,452

Multi-Utilities—0.4%
Berkshire Hathaway Energy Co., 4.50% Sr. Unsec. Nts., 2/1/45	1,124,000	1,147,155
CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	1,629,000	1,756,492
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	1,316,000	1,380,309
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	1,791,000	1,998,111
Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54	505,000	517,148
Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	925,000	925,924
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	926,000	983,330
Puget Energy, Inc., 3.65% Sr. Sec. Nts., 5/15/25[2]	1,159,000	1,168,336
		9,876,805
Total Non-Convertible Corporate Bonds and Notes (Cost $538,075,860)		548,897,329

Convertible Corporate Bonds and Notes—0.8%
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[2]	18,500,000	20,257,500
SEACOR Holdings, Inc.:
2.50% Cv. Sr. Unsec. Nts., 12/15/27	1,000,000	1,031,250
3.00% Cv. Sr. Unsec. Nts., 11/15/28	666,000	602,730
Total Convertible Corporate Bonds and Notes (Cost $21,602,404)		21,891,480

Corporate Loans—3.4%
Appvion, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 6/28/19[4,8]	5,780,254	5,392,497
AZ Chem US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/10/21[4]	13,808,219	13,858,771
Celanese US Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C3, 2.431%, 10/31/18[4]	9,825,750	9,892,535
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[4]	9,825,000	9,888,450

24 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

			Principal Amount	Value
	Corporate Loans (Continued)
	Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 4.25%, 6/20/16[4]		$20,000,000	$20,120,840
	Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[4]		17,511,840	17,474,627
	International Lease Finance Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.50%, 2/26/21[4]		17,000,000	17,038,964
	Total Corporate Loans (Cost $93,675,559)			93,666,684

			Shares
	Structured Securities—2.8%
	Bank of America Merrill Lynch, AerCap Holdings NV Equity Linked Nts., 6/24/15[2]		193,520	9,314,400
	Bank of America Merrill Lynch, Brinker International, Inc. Equity Linked Nts., 10/22/15[2]		222,185	12,483,165
	Bank of America Merrill Lynch, United Continental Holdings, Inc. Equity Linked Nts., 6/24/15[2]		56,278	3,243,121
	Goldman Sachs Group, Inc. (The), Actavis plc Equity Linked Nts., 7/15/15[2]		34,000	10,457,185
	Goldman Sachs Group, Inc. (The), Celanese Corp., Cl. A Equity Linked Nts., 7/15/15[2]		148,830	9,370,312
	Goldman Sachs Group, Inc. (The), Cisco Systems, Inc. Equity Linked Nts., 7/15/15[2]		145,700	4,238,361
	Goldman Sachs Group, Inc. (The), Quanta Services, Inc. Equity Linked Nts., 6/29/15[2]		303,100	8,874,219
	Goldman Sachs Group, Inc. (The), United Health Services Equity Linked Nts., 7/15/15[2]		67,020	8,523,407
	Goldman Sachs Group, Inc. (The), UnitedHealth Group, Inc. Equity Linked Nts., 7/15/15[2]		84,750	10,167,332
	Total Structured Securities (Cost $74,563,905)			76,671,502

		Exercise Expiration
	Price	Date	Contracts
Exchange-Traded Option Purchased—0.0%
S&P 500 Index Call (Cost $483,608)[1]	USD 2,160.000	7/17/15	USD 200	238,400

		Pay/Receive
		Floating	Floating	Fixed Expiration		Notional Amount
	Counterparty	Rate	Rate	Rate	Date	(000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap maturing 1/25/26 Put[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.870%	1/21/16	JPY	5,406,000	5,839
Interest Rate Swap maturing 11/22/27 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	8,437,000	1,159,650

25 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Pay/Receive
		Floating	Floating	Fixed Expiration		Notional Amount
	Counterparty	Rate	Rate	Rate	Date	(000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 3/21/28 Call[1]	GSG	Receive	Three-Month USD BBA LIBOR	2.580%	3/19/18	USD	14,400	$810,119
Interest Rate Swap maturing 4/18/28 Call[1]	GSG	Receive	Three-Month USD BBA LIBOR	2.505	4/16/18	USD	36,000	2,166,266
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $5,965,316)								4,141,874

						Shares
Investment Companies—22.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[10,11]							189,086,622	189,086,622
Oppenheimer Master Loan Fund, LLC[10]							23,522,129	348,337,285
Oppenheimer Ultra-Short Duration Fund, Cl. Y10							6,074,962	60,871,117
SPDR Gold Trust Exchange Traded Fund[1,12]							166,000	18,940,600
Total Investment Companies (Cost $619,820,549)								617,235,624

Total Investments, at Value (Cost $2,850,545,666)							108.4%	2,944,316,512
Net Other Assets (Liabilities)							(8.4)	(228,645,300)
Net Assets							100.0%	$2,715,671,212

Footnotes to Consolidated Statement of Investments

*May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $383,981,979 or 14.14% of the Fund’s net assets as of May 29, 2015.

26 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

3. Restricted security. The aggregate value of restricted securities as of May 29, 2015 was $95,712,901, which represents 3.52% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.438%, 5/10/32	5/14/13-1/9/15	$14,677,160	$15,028,285	$351,125
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.456%, 6/15/32	7/28/10-4/15/15	30,466,464	30,329,643	(136,821)
Airspeed Ltd., Series 2007-1A, Cl. G2, 0.466%, 6/15/32	4/8/11	7,948,925	7,825,070	(123,855)
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 2.617%, 3/26/36	3/6/15-5/13/15	4,006,023	4,007,313	1,290
Blade Engine Securitization Ltd., Series 2006-1A, Cl. B, 3.186%, 9/15/41	11/10/09	4,623,166	2,797,921	(1,825,245)
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.486%, 9/15/41	4/19/13-5/29/13	16,799,338	16,173,452	(625,886)
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	10/27/14-11/13/14	2,086,028	2,162,625	76,597
Drive Auto Receivables Trust, Series 2015-AA, Cl. C, 3.06%, 5/17/21	3/12/15	1,549,788	1,570,179	20,391
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13-5/8/13	2,794,931	2,879,747	84,816
Raspro Trust, Series 2005-1A, Cl. G, 0.67%, 3/23/24	6/11/13-4/14/15	6,516,636	6,495,395	(21,241)
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	3/10/10-2/3/15	3,727,794	4,057,004	329,210
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13-12/8/14	2,331,495	2,386,267	54,772
		$97,527,748	$95,712,901	$(1,814,847)

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $10,599,169 or 0.39% of the Fund’s net assets as of May 29, 2015.

6. Interest rate is less than 0.0005%.

27 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $166,962 or 0.01% of the Fund’s net assets as of May 29, 2015.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after May 29, 2015. See Note 4 of the accompanying Consolidated Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended May 29, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 29, 2014[a]	Gross Additions	Gross Reductions	Shares May 29, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	142,722,250	866,229,005	819,864,633	189,086,622
Oppenheimer Master Loan Fund, LLC	18,401,410	5,120,719	—	23,522,129
Oppenheimer Ultra-Short Duration Fund, Cl. Y	6,058,107	16,855	—	6,074,962

	Value	Income		Realized Loss
Oppenheimer Institutional Money Market Fund, Cl. E	$189,086,622	$193,990		$—
Oppenheimer Master Loan Fund, LLC	348,337,285	11,727,315	[b]	(5,026,857	) [b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	60,871,117	175,056		—
Total	$598,295,024	$12,096,361		$(5,026,857)

a. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

11. Rate shown is the 7-day yield as of May 29, 2015.

12. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Forward Currency Exchange Contracts as of May 29, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BOA	06/2015	CAD	26,010	USD	20,916	$—	$4,507
BOA	11/2015	USD	20,868	CAD	26,010	2,980	—
CITNA-B	06/2015	USD	21,506	CAD	26,010	594,403	—
DEU	06/2015	JPY	900,000	USD	7,500	—	248,131
DEU	06/2015	USD	25,099	EUR	22,000	933,724	—
DEU	06/2015	USD	25,524	JPY	3,040,000	1,029,457	—
DEU	06/2015	USD	18,604	SEK	158,340	220,302	189,086
JPM	06/2015	USD	37,719	CHF	36,000	—	594,378
MSCO	06/2015	USD	18,439	EUR	16,925	—	151,487
NOM	06/2015	USD	8,311	AUD	10,600	209,769	—
Total Unrealized Appreciation and Depreciation						$2,990,635	$1,187,589

28 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts as of May 29, 2015
Description		Exchange	Buy/Sell	Expiration Date	Number of Contracts		Value	Unrealized Appreciation (Depreciation)
90 Day Euro		CME	Sell	12/19/16		125	$30,825,000	$(277,989)
90 Day Euro		CME	Buy	12/19/16		125	30,825,000	14,363
Euro-BTP		EUX	Sell	9/8/15		50	7,407,484	6,739
United States Treasury Long Bonds		CBT	Buy	9/21/15		52	8,092,500	17,816
United States Treasury Nts., 2 yr.		CBT	Buy	9/30/15		167	36,549,516	25,884
United States Treasury Nts., 5 yr.		CBT	Buy	9/30/15		68	8,141,406	33,863
United States Treasury Nts., 10 yr.		CBT	Sell	9/21/15		489	62,439,188	(378,463)
United States Treasury Ultra Bonds		CBT	Buy	9/21/15		239	38,307,219	512,274
								$(45,513)

Centrally Cleared Credit Default Swaps at May 29, 2015
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value
CDX.IG.22		Sell	1.000%	6/20/19	USD	25,000	$(496,010)	$637,496
CDX.NA.HY.22		Buy	5.000	6/20/19	USD	19,400	1,682,950	(2,111,551)
iTraxx.Main.21		Buy	1.000	6/20/19	EUR	19,000	496,756	(522,872)
Total of Cleared Credit Default Swaps							$1,683,696	$(1,996,927)

Over-the-Counter Credit Default Swaps at May 29, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value
Federative Republic of Brazil	GSG	Buy	1.000%	3/20/20	USD	5,000	$(326,220)	$282,960
Federative Republic of Brazil	JPM	Buy	1.000	3/20/20	USD	10,000	(448,843)	565,920
Kingdom of Spain	BOA	Buy	1.000	6/20/20	USD	15,000	101,769	(133,050)
Portuguese Republic	GSG	Buy	1.000	6/20/20	USD	10,000	(202,723)	272,120
Total of Over-the-Counter Credit Default Swaps							$(876,017)	$987,950

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$25,000,000	$-	BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

29 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps at May 29, 2015
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
Blackstone Group LP	GSG	Receive	Twelve-Month USD BBA LIBOR plus 53 basis points	12/4/15	USD	14,948	$3,202,936

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:

Counterparty Abbreviations

BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.

Currency abbreviations indicate amounts reporting in currencies

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen
SEK	Swedish Krona

Definitions

BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
CDX.IG.22	Markit CDX Investment Grade Index
CDX.NA.HY.22	Markit CDX North American High Yield
iTraxx.Main 21	Credit Default Swap Trading Index for a Specific Basket of Securities

Exchange Abbreviations

CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange

30 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENTS OF INVESTMENTS May 29, 2015 Unaudited

1. Organization

Oppenheimer Capital Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Capital Income Fund Cayman Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETF’s”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At May 29, 2015, the Fund owned 9,632 shares with net assets of $23,005,334.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

31 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENTS OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

32 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENTS OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar

33 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENTS OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of May 29, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$86,682,483	$—	$—	$86,682,483
Consumer Staples	48,584,412	—	—	48,584,412
Energy	50,777,045	—	—	50,777,045
Financials	139,653,255	—	—	139,653,255
Health Care	90,741,290	19,944,023	—	110,685,313
Industrials	104,121,367	—	—	104,121,367

34 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENTS OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Information Technology	$92,026,571	$25,002,684	$—	$117,029,255
Materials	37,532,607	—	—	37,532,607
Telecommunication Services	46,793,892	18,668,505	—	65,462,397
Utilities	45,073,842	—	—	45,073,842
Preferred Stocks	—	6,455,865	—	6,455,865
Asset-Backed Securities	—	287,175,559	16,173,452	303,349,011
Mortgage-Backed Obligations	—	458,738,981	—	458,738,981
U.S. Government Obligations	—	7,427,786	—	7,427,786
Non-Convertible Corporate Bonds and Notes	—	548,897,329	—	548,897,329
Convertible Corporate Bonds and Notes	—	21,891,480	—	21,891,480
Corporate Loans	—	93,666,684	—	93,666,684
Structured Securities	—	76,671,502	—	76,671,502
Exchange-Traded Option Purchased	238,400	—	—	238,400
Over-the-Counter Interest Rate Swaptions Purchased	—	4,141,874	—	4,141,874
Investment Companies	268,898,339	348,337,285	—	617,235,624

Total Investments, at Value	1,011,123,503	1,917,019,557	16,173,452	2,944,316,512
Other Financial Instruments:
Swaps, at value	—	4,323,936	—	4,323,936
Centrally cleared swaps, at value	—	637,496	—	637,496
Futures contracts	610,939	—	—	610,939
Forward currency exchange contracts	—	2,990,635	—	2,990,635

Total Assets	$1,011,734,442	$1,924,971,624	$16,173,452	$2,952,879,518

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(133,050)	$—	$(133,050)
Centrally cleared swaps, at value	—	(2,634,423)	—	(2,634,423)
Futures contracts	(656,452)	—	—	(656,452)
Forward currency exchange contracts	—	(1,187,589)	—	(1,187,589)

Total Liabilities	$(656,452)	$(3,955,062)	$—	$(4,611,514)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

35 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENTS OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table
Investments, at Value:
Asset-Backed Securities	$(17,949,268)	$17,949,268

Total Assets	$(17,949,268)	$17,949,268

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 27.3% of the Master Fund at May 29, 2015.

36 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENTS OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of May 29, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$ 334,392,899
Sold securities	81,778,694

37 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENTS OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At the period ended May 29, 2015, the counterparty pledged $260,000 of collateral to the Fund for forward roll transactions.

Restricted Securities. As of May 29, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

38 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENTS OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to

39 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENTS OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure

40 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENTS OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended May 29, 2015, the Fund had daily average contract amounts on forward contracts to buy and sell of $4,305,489 and $72,584,552, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the period ended May 29, 2015, the Fund had an ending monthly average market value of $66,788,500 and $148,509,524 on futures contracts purchased and sold, respectively.

41 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENTS OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended May 29, 2015, the Fund had an ending monthly average market value of $1,293,485 purchased call options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of May 29, 2015, the Fund had no outstanding written options.

42 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENTS OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection

43 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENTS OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the period ended May 29, 2015, the Fund had ending monthly average notional amounts of $57,219,825 and $25,000,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

For the period ended May 29, 2015, the Fund had ending monthly average notional amounts of $13,188,918 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

44 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENTS OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the period ended May 29, 2015, the Fund had an ending monthly average market value of $2,984,905 on purchased swaptions.

As of May 29, 2015, the Fund had no outstanding written swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus

45 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENTS OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of May 29, 2015, the Fund has required certain counterparties to post collateral of $10,183,838.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a

46 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENTS OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 29, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$2,852,340,182
Federal tax cost of other investments	221,504,241

Total federal tax cost	$3,073,844,423

Gross unrealized appreciation	$172,553,586
Gross unrealized depreciation	(77,968,754)

Net unrealized appreciation	$94,584,832

47 OPPENHEIMER CAPITAL INCOME FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/29/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 7/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 7/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 7/9/2015